                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 15, 1997.

                                          /s/ DONALD L. BOUDREAU
                                          -------------------------------------
                                          Name: Donald L. Boudreau
                                          Title: Chairman of the Board and
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 5, 1997.

                                          /s/ MICHAEL BARRETT
                                          -------------------------------------
                                          Name: Michael Barrett
                                          Title: President and Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 5, 1997.

                                          /s/ LUKE S. HAYDEN
                                          -------------------------------------
                                          Name: Luke S. Hayden
                                          Title: Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 15, 1997.

                                          /s/ JOHN J. HEHIR, JR.
                                          -------------------------------------
                                          Name: John J. Hehir, Jr.
                                          Title: Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 15, 1997.

                                          /s/ WILLIAM H. HOEFLING
                                          -------------------------------------
                                          Name: William H. Hoefling
                                          Title: Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 5, 1997.

                                          /s/ KEVIN T. HURLEY
                                          -------------------------------------
                                          Name: Kevin T. Hurley
                                          Title: Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 15, 1997.

                                          /s/ THOMAS JACOB
                                          -------------------------------------
                                          Name: Thomas Jacob
                                          Title: Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 5, 1997.

                                          /s/ JOHN M. NUZUM, JR.
                                          -------------------------------------
                                          Name: John M. Nuzum, Jr.
                                          Title: Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 15, 1997.

                                          /s/ KEITH W. SCHUCK
                                          -------------------------------------
                                          Name: Keith W. Schuck
                                          Title: Chief Financial Officer
                                             Controller (Principal Accounting
                                             Officer)

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 15, 1997.

                                          /s/ MICHAEL URKOWITZ
                                          -------------------------------------
                                          Name: Michael Urkowitz
                                          Title: Director